SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported) May 2, 2007
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                         VELOCITY ASSET MANAGEMENT, INC.
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               (Exact name of registrant as specified in Charter)



        Delaware                   000-161570                  65-0008442
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(State other Jurisdiction     (Commission file no.)          (IRS employer
     of incorporation)                                     identification no.)


    48 S. Franklin Turnpike, 3rd Floor, Ramsey, NJ                07446
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       (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (201-760-6306)
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01. (a) Entry into a Material Definitive Agreement.

On May 2, 2007, Velocity Asset Management, Inc. (the "Company") signed a lease with Donato at Wall 4, LLC (the "Donato Lease") with respect to its new business office (the "Office") located at 1800 Route 34, Wall, New Jersey 07719. The Donato Lease consists of 2,450 square feet of office space and commences on July 1, 2007 with an initial term of five years (the "Term"). The Company will have two options to extend the Term for a period of five years. The total annual lease payment is $43,487.50, payable in equal monthly installments on or before the first of each month. A copy of the lease is attached hereto as Exhibit 10.1.



Item 9.01.     Financial Statements and Exhibits

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

                  Number            Description
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                  10.1              Lease


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VELOCITY ASSET MANAGEMENT, INC.


                                       /s/ JOHN C. KLEINERT
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                                       John C. Kleinert
                                       Chief Executive Officer

                                       Dated: May 7, 2007


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